UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)
Not Applicable(1)
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: secretary@cloverhealth.com, or to our agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 15, 2026, Brady Priest notified Clover Health Investments, Corp. (the “Company”) of his decision to step down from his position as Chief Executive Officer of Clover Care Services, the Company’s home-care business, effective as of July 3, 2026. In connection with Mr. Priest’s departure, the Company has determined that it will not appoint a successor to that position. Instead, the responsibilities previously led by Mr. Priest will be reorganized and allocated among members of the Company’s existing executive leadership team. The Company believes this structure will more closely integrate Clover Care Services with the Company’s broader operations. Mr. Priest’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Company's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern the Company's expectations, strategy, priorities, plans or intentions. Forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of the Company's organizational structure, including the Company's belief that the structure will more closely integrate Clover Care Services with the Company's broader operations. These statements are based on current expectations, assumptions, and beliefs and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that may cause actual results to differ materially include, among others, the Company's ability to successfully implement and realize the anticipated benefits of the organizational structure, operational and strategic execution risks, changes in market conditions, regulatory developments, and other risks described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2026, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this Form 8-K are made as of the date hereof. Except as required by law, the Company undertakes no obligation to update any of these forward-looking statements after the date of this Form 8-K or to conform these statements to actual results or revised expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	June 16, 2026	By:	/s/ Karen M. Soares
		Name:	Karen M. Soares
		Title:	General Counsel and Corporate Secretary